UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2007

Item 1.  Reports to Stockholders.

Annual Report March 31, 2007

Shareholder Letter

March 31, 2007

To Our Shareholders:

The underlying value of the Clough Global Allocation Fund, defined as the change in net asset value adjusted for reinvested distributions over the period, rose 1.6% during the year ending March 31, 2007. During this period, the Fund distributed $2.15 per share. The market price of the shares closed March 31, 2007 at $20.82, selling at a 7.9% discount to the Fund’s net asset value of $22.61.

As of March 31, 2007 the Fund had nearly 75% of its assets in common stocks with the balance of assets primarily invested in yield oriented securities. Within our equity holdings, slightly more than half the Fund’s investments are in firms located outside of the United States. The Fund’s largest fixed income portfolio exposure was to high quality government and agency bonds issued in the U.S., the United Kingdom and Australia. The Fund also had smaller positions in asset-backed and corporate fixed income securities. Outside the US, our equity investments continue to be concentrated in Asian markets, as well as in the global energy and financial sectors. These investments are described in greater detail below.

As noted in the prospectus, we use a highly focused thematic approach to managing the Fund. Our themes are global in scope and largely focused on shortages or non-U.S. markets where rapid gains in profitability are occurring. Our current investment themes are somewhat more diversified than they have been in the past and the following commentary lists them roughly in the order of their importance to the current portfolio. Our major themes at the moment are energy, growth in Asia and Brazil and growth in global finance and wealth management. In addition, the Fund has smaller thematic exposure to precious metals, health care and selectively, technology.

Energy stocks for the most part have stagnated for nearly a year but many, such as global service leaders like Schlumberger Corp., and the oil and gas producers, are acting well again. Emotionally laced arguments over the possibility global oil production is peaking continue to swirl in the media, but the world’s crude supply demand balance is once again visibly tightening. Demand has risen more than 1.1 million barrels per day over the past year despite warm winters in North America and Europe, and production estimates for many producers have continued to decline, reflecting delays and cost overruns in the efforts to develop new fields. Asian demand for oil and gas has not flinched and global inventories are being worked down. A recent Wall Street Journal article described the rapid production decline in Mexico’s Cantrell field, North America’s largest. Saudi Arabia operates twice as many rigs as it did two years ago yet struggles to increase production. These observations support our belief that companies with long lived oil and gas reserves in politically safe areas are cheap, and in fact, rare commodities. We have also buttressed our oil and gas holdings with investments in specialized uranium producers. Nuclear energy is reemerging and long term uranium supplies are also limited.

Several Wall Street analysts have noted that if the offshore drillers, which are holdings of the Fund, ever paid out their excess earnings in dividends, the stocks could rise significantly. This has already happened to the stocks of gas pipeline and shipping companies once they reorganized as dividend paying master trusts. The offshore rig stocks sell at 6–7 times 2008 earnings and offer visibility out to 2010–2011. Much of the remainder of the world’s energy infrastructure is well beyond its design life and will have to be replaced if needed supplies are to emerge, so we continue to seek strong, diversified companies in the sector.

Our Asian and Latin American themes are based on the fact that American consumers are being slowed by high debt loads but consumers in Asia and Latin America are underleveraged and beginning to catch on to the possibilities of leveraged consumption. In addition the infrastructure boom in most emerging nations appears to be just getting underway. For that reason we think a lengthy slowdown in the U.S. will have little impact on growth abroad. In both developed and emerging markets outside the U.S. we continue to find a good combination of value and growth. Our Asian property and consumer themes seem to be working. Property values in Asia have not inflated anywhere near the extent they have in North America or Europe and interest rates are low. Downtown vacancy rates in Seoul, Korea are 2% and interest rates are declining. Taiwan appears to be a particularly cheap market with a 4% yield in a strong currency and offers world class technology companies capable of benefiting from a Microsoft Vista based PC cycle. We are also investing in Indonesia and Malaysia, both of which should benefit from global commodities cycles and proximity to China.

Our investments in Brazilian banks have also come back to life after a long correction. Private banking is a growth industry as that economy develops its first credit card and mortgage cycles. We are searching for more investments in Brazil and have added Brazilian homebuilding stocks to the portfolio. Liquidity will continue to build in Brazil, which boasts not only a large, vibrant economy and a fast growing middle class, but declining interest rates.

In the financial sector, the global wealth management business generates double digit growth, and the companies sell at very modest P/E ratios. We see opportunity in high dividend paying stocks like Citigroup, UBS Corp. and Barclay’s PLC, all of which also have wealth management or broker dealer exposure. In the pure broker-dealer sector, we have recently added Merrill Lynch & Co. and Morgan Stanley in the portfolio.

The Fund has positions in precious and industrial metals stocks despite a likely U.S. economic slowdown. A highly indebted U.S. economy is entering what is likely to be a chronic period of lower spending. Debt limits the extent to which interest rates can rise, and we think will likely lead the Fed to reduce interest rates later in 2007. In the meantime, dollar buying by exporting nations to limit the rise of their currencies further inflates global liquidity. Those dollars are not only used to buy U.S. securities, but they serve as reserves for debt expansion in the exporting countries. Securities held by the U.S. Federal Reserve for non-U.S. accounts rose 37% over the past twelve months, a number some might take as a sign of excess liquidity. That supports our contention a U.S. slowdown is unlikely to have much effect elsewhere, particularly in emerging Asia where nations are evolving their own consumer economies and far more viable banking systems. Despite persistent predictions of economic slowing in China and the rest of Asia, growth has continued to power ahead.

The rapid rise in global credit is supporting demand for precious and industrial metals. The Fund’s holdings in the gold and silver trusts are complemented by exposure to the two rarest of all metals, platinum and palladium, via a holding in the leading producer. The recent Supreme Court ruling ordering the EPA to reconsider its refusal to regulate greenhouse gas emissions adds to political pressure to limit emissions for new cars and trucks. That is sure to increase demand for platinum and palladium. Few companies are exposed to these metals and their capitalizations are small, adding to their upside potential. The coming platinum based ETF likely will only intensify demand for this rare metal.

The Fund has technology and media exposure, largely in selective Internet stocks where we see value for the first time, and more selectively in the computer and semiconductor industries, such as Qualcomm, a major beneficiary of the wireless telephone migration to G3 and EBay, which has developed several side car businesses that augment its traditional Internet auction business.

As the sub-prime mortgage implosion continues to slow credit growth, borrowing and spending will likely slow and sooner or later the Fed will be reducing interest rates. Timing that event is difficult. However the economy will enter the coming decline with a substantially higher debt load and the next cycle, it appears, will be more difficult to catalyze. The Fed began cutting interest rates in January of 2001 but it was late 2003 before the cuts began to help the economy. It took a 1% Fed Funds rate to do that and we think rates could ultimately decline even further in this cycle.

We have continued to use short positions in consumer based financial and durables stocks and put spreads on market indexes like the S&P 500 and Russell 2000 to protect the Fund during periods of volatility like the present. These hedges helped sustain the Fund’s value during the sell-offs, but hold it back a bit when the market advances strongly. Nevertheless we think it is good insurance and allows us to hold large long positions in our major themes. A G7 slowdown would be a financial market bullish event in our view since growth in China, other Asian countries, and Brazil would be even more attractive as a destination for the world’s investment flows. It would also support metals demand.

Our investments in the Japanese economic revival have not been profitable for some time and recent weakness by the banking and brokerage stocks in that market could be a signal that good performance by that market is a ways off. We have thus reduced the Fund’s exposure to Japan. Our fundamental view has not changed and we continue to believe that market offers tremendous opportunity for industry consolidation and value, but that theme has been stagnant for the better part of a year, and that has been a drag on the Fund’s performance. Japan needs a catalyst to remerge as a leading market. Nevertheless it is a highly liquid market and the Fund is flexible enough to allow us to become more aggressive once it is apparent that market will reflect the value we see there. In the meantime we can find many stocks in Asia that offer equal value and appear far more timely.

We thank you for investing in the Clough Global Allocation Fund and invite you to visit www.cloughglobal.com for updates. If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

Portfolio allocation

March 31, 2007

Asset Type (As a percentage of total investments)

Common Stocks	74.52%
Government & Agency Obligations	11.42%
Asset/Mortgage - Backed Securities	4.02%
Short-Term Investments	3.13%
Corporate Bonds & Notes	2.50%
Exchange Traded Funds	2.19%
Preferred Stocks	1.07%
Options Purchased	0.84%
Closed-End Funds	0.31%

Global Breakdown (As a percentage of total investments)

US	58.66%
Japan	11.03%
Great Britain	3.43%
China	3.41%
South Korea	3.14%
Hong Kong	3.09%
Brazil	2.85%
Bermuda	2.16%
Australia	1.89%
Canada	1.83%
Switzerland	1.78%
Israel	1.34%
Thailand	1.28%
Taiwan	0.89%
Malaysia	0.85%
France	0.73%
Vietnam	0.56%
Singapore	0.40%
Indonesia	0.36%
Chile	0.17%
Columbia	0.05%
Russia	0.04%
Panama	0.03%
Phillipines	0.03%

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of
Clough Global Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Allocation Fund (the “Fund”), including the statement of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from June 1, 2005 to March 31, 2006, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from June 1, 2005 to March 31, 2006, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2007

Statement of Investments

March 31, 2007

	Shares	Value
COMMON STOCK 107.78%
Consumer/Retail 6.43%
ASKUL Corp.	27,600	$523,472
Coinmach Service Class A	50,000	530,500
Daimaru Inc.	153,700	1,991,683
DSW Inc. (a)	11,892	501,961
eBay, Inc. (a)	64,200	2,128,230
The Gap, Inc.	26,400	454,344
Honeys Co. Ltd.	15,500	707,654
Hyundai Department Store Co. Ltd.	8,400	705,357
Isetan Co. Ltd.	41,000	714,995
Jardine Matheson Holdings Ltd.	31,600	666,760
Jardine Strategic Holdings Ltd.	25,500	326,400
Komeri Company Ltd.	26,000	836,219
Lotte Shopping Co. Ltd.	1,700	598,108
Point Inc.	19,300	1,226,723
Regal Hotels International Holdings Ltd.	3,743,900	330,619
Seven & I Holdings Co. Ltd.	28,200	859,114
Staples Inc.	42,200	1,090,448
Takashimaya Co. Ltd.	55,000	677,232
Yamada Denki Co. Ltd.	3,300	307,485
		15,177,304
Energy 23.78%
Alternative Energy Technologies 2.82%z
Evergreen Solar, Inc. (a)	149,200	1,454,700
First Solar, Inc. (a)	11,100	577,311
JA Solar Holdings Co. Ltd. - ADR (a)	16,200	293,058
Sunpower Corp. (a)	52,587	2,392,708
Suntech Power Holdings Co. Ltd. - ADR (a)	55,600	1,924,316
		6,642,093
Coal 0.02%
Evergreen Energy Inc. (a)	8,400	55,188

Exploration & Production 7.18%
Anadarko Petroleum Corp.	41,800	1,796,564
Chesapeake Energy Corp. *	62,800	1,939,264
Devon Energy Corp.	37,400	2,588,828
EOG Resources. Inc.	16,500	1,177,110
Hess Corp.	28,600	1,586,442
Parallel Petro Corp. (a)	44,867	1,029,698
PetroHawk Energy Corp. (a)(b)(d)	18,000	237,060
PetroHawk Energy Corp. (a)	79,600	1,048,332
Range Resources Corp.	24,000	801,600
Southwestern Energy (a)	65,600	2,688,288
Suncor Energy Inc.	14,000	1,068,900
XTO Energy, Inc.	18,000	986,580
		16,948,666

	Shares	Value
Oil Services and Drillers 12.69%
Baker Hughes Inc.	10,000	$661,300
Diamond Offshore Drilling Inc.	47,000	3,804,650
ENSCO International Inc.	21,900	1,191,360
FMC Technologies Inc. (a)	7,000	488,320
Global SantaFe Corp.	91,100	5,619,048
Halliburton Company *	10,400	330,096
Noble Corp.	68,800	5,413,184
Petroplus Holdings AG (a)	1,200	85,422
Pride International, Inc. (a)	38,700	1,164,870
Rowan Companies Inc.	19,600	636,412
Schlumberger Ltd.	57,100	3,945,610
Transocean Inc. (a)	79,475	6,493,107
Willbros Group Inc. (a)	5,200	117,208
		29,950,587
Refiners 1.07%
Sunoco, Inc.	12,000	845,280
Valero Energy Corp.	26,000	1,676,740
		2,522,020
TOTAL ENERGY		56,118,554

Finance 34.19%
Banks 27.38%
Banco Bradesco - Spon ADR	64,800	2,620,512
Banco Itau Holding Financeira - Spon ADR	84,000	2,924,880
Banco Santander Chile - Spon ADR	11,400	568,518
BanColombia SA - Spon ADR	5,600	155,064
Bangkok Bank PLC	249,500	769,666
Bank Mandiri Persero Tbk PT	2,554,000	699,726
Bank of Yokohama Ltd.	441,800	3,295,504
Barclays PLC - Spon ADR	16,400	933,816
Barclays PLC	105,200	1,492,595
Brookline Bancorp, Inc.	148,000	1,875,160
Citigroup, Inc. *	116,900	6,001,646
Daewoo Securities Co. (a)	37,600	673,427
DBS Group Holdings Ltd.	32,000	451,373
Hana Financial Group, Inc.	69,600	3,602,806
Indochina Capital Vietnam Holdings Ltd. (a)	200,000	1,904,000
Joyo Bank Ltd.	267,000	1,667,617
Kasikornbank PLC	290,600	539,532
Kookmin Bank - ADR	8,500	766,275
Korea Exchange Bank	73,900	1,193,963
Lion Diversified Holdings BHD	197,500	448,409
Malayan Banking BHD	204,100	755,598
Merrill Lynch & Co. Inc	5,600	457,352
Mitsubishi UFJ Financial Group Inc.	119	1,343,092
Mizuho Financial Group Inc.	173	1,114,282
NewAlliance Bancshares Inc.	43,600	706,756
NIS GROUP Co. Ltd.	3,053,100	1,813,620
Nomura Holdings Inc.	221,000	4,604,167

	Shares	Value
Finance (continued)
People’s Bank	27,000	$1,198,800
Public Bank BHD	307,700	787,605
SBI Holdings, Inc.	1,900	720,723
Shizuoka Bank Ltd.	202,000	2,151,307
Siam Commercial Bank PLC	460,000	893,459
Siam Commercial Bank PLC - NVDR	958,700	1,862,085
Sime Darby BHD	314,000	735,618
Star Asia Financial Ltd. (a)(b)	75,000	750,000
Sumitomo Mitsui Financial Group, Inc.	103	935,251
UBS AG - Registered	22,800	1,354,697
UBS AG	78,200	4,647,426
Unibanco - Uniao de Bancos Brasileiros - GDR	30,200	2,641,292
Woori Finance Holdings Co. Ltd. (a)	76,000	1,837,798
Woori Investments	33,200	696,960
		64,592,377
Non-Bank 6.81%
Apollo Investment Corp.	414,089	8,861,504
Ares Capital Corp.	82,900	1,506,293
Daiwa Securities Group Inc.	369,400	4,460,762
Monex Beans Holdings Inc.	671	620,664
SBI E*Trade Securities	490	623,727
		16,072,950
TOTAL FINANCE		80,665,327

Healthcare 5.03%
Amgen, Inc. (a)	9,200	514,096
BioSphere Medical Inc. (a)(b)(d)	50,000	368,000
BioSphere Medical Inc. (a)	182,703	1,344,694
Boston Scientific Corp. (a)	49,600	721,184
Bristol-Myers Squibb Co.	102,700	2,850,952
Genentech, Inc. (a)	14,300	1,174,316
Molecular Insight Pharmaceuticals, Inc. (a)	27,900	331,452
Pharmion Corp. (a)	12,000	315,480
Sepracor Inc. (a) *	53,700	2,504,031
UnitedHealth Group, Inc.	33,100	1,753,307
		11,877,512
Industrial 5.81%
Altra Holdings, Inc. (a)	3,000	41,130
American Science & Engineering Inc. (a) *	58,758	3,094,784
Empresa Brasileira de Aeronautica - Spon ADR	29,855	1,369,150
General Electric Co.	27,800	983,008
Grant Prideco Inc. (a)	36,600	1,824,144
Insituform Technologies - Class A (a)	34,500	717,255
Kokuyo Company Ltd.	88,500	1,170,838
Magna International, Inc.	5,500	413,105
Smurfit-Stone Container Corp. (a)	217,100	2,444,546
Textron, Inc.	3,700	332,260
Tyco International Ltd.	35,800	1,129,490
Washington Group International, Inc. (a)	3,000	199,260
		13,718,970

	Shares	Value
Insurance 3.86%
Allstate Corp.	33,500	$2,012,010
Castlepoint Holdings Ltd.	31,100	508,485
Fidelity National Financial, Inc.	73,700	1,769,537
Montpelier Re Holdings Ltd.	70,800	1,227,672
PartnerRe Ltd. *	25,200	1,727,208
Platinum Underwriters Holdings	25,484	817,527
The Travelers Cos, Inc.	20,200	1,045,754
		9,108,193
Metals & Mining 2.97%
Anglo American PLC - ADR	21,800	575,956
Cameco Corp.	28,000	1,146,320
Coeur d’Alene Mines Corp. (a)	90,400	371,544
Denison Mines Corp. (a)	46,000	564,192
Energy Resources of Australia Ltd.	6,000	134,958
Freeport-McMoran Copper & Gold, Inc.	11,100	734,709
Goldcorp, Inc.	19,300	463,586
Newmont Mining Corp.	19,600	823,004
Paladin Resources Ltd. (a)	20,000	157,451
SXR Uranium One, Inc. (a)	93,300	1,286,562
UrAsia Energy Ltd. (a)	65,300	397,626
USEC, Inc. (a)	21,000	341,250
		6,997,158
Media 1.04%
Nippon Teleevision Network Corp.	14,800	2,440,292

Real Estate 6.01%
Aeon Mall Co. Ltd.	20,600	604,854
Beijing Capital Land Ltd. (c)	225,000	94,740
Cheung Kong Holdings Ltd.	199,800	2,528,984
Ciputra Development Tbk PT (a)	1,857,400	187,267
Diamond City Co. Ltd.	31,600	717,328
Great Eagle Holdings Ltd.	233,000	790,235
Henderson Land Development Co. Ltd.	148,000	864,683
Hongkong Land Holdings Ltd.	101,100	471,126
Hopewell Holdings	95,000	369,617
Hysan Development Co. Ltd.	394,300	1,072,359
Hyundai Development Co.	11,600	639,923
Italian-Thai Development PLC (a)	2,088,000	292,236
Mitsui Fudosan Co. Ltd.	34,100	1,001,239
Sistema-Hals - GDR (a)(c)	12,000	146,760
Sun Hung Kai Properties Ltd.	165,000	1,909,004
Trinity Capital PLC (a)(c)	564,168	949,661
Urban Corp.	35,700	524,412
Wharf Holdings Ltd.	226,000	838,805
YNH Property Bhd	275,700	180,212
		14,183,445

	Shares	Value
Real Estate Investment Trusts (REITS) 1.13%
Annaly Capital Management Inc.	34,000	$526,320
Gafisa - Spon ADR (a)	7,200	183,600
Meruelo Maddux Properties, Inc. (a)	84,000	735,000
RAIT Financial Trust	43,400	1,212,596
Regal Real Estate Investment Trust (a)	37,439	16,195
		2,673,711
Technology & Communications 12.02%
Automatic Data Processing, Inc.	14,400	696,960
Avnet Inc. (a)	46,300	1,673,282
Canadian Satellite - Class A (a)(b)(c)	32,000	180,165
Canadian Satellite (a)	16,000	90,082
Chartered Semiconductor Manufacturing Ltd. (a)	960,000	917,510
China Unicom Ltd.	485,000	698,931
Citic 1616 Holdings Ltd. (a)(b)(c)	295,500	97,574
Corning, Inc. (a)	79,500	1,807,830
Google, Inc. (a)	3,900	1,786,824
International Rectifier Corp. (a)	34,000	1,299,140
Lenovo Group Ltd.	4,870,000	1,782,581
Magal Security Systems Ltd. (a)	76,443	840,873
Nan Ya Printed Circuit Board Corp.	97,000	641,938
News Corp - Class B *	105,900	2,591,373
NII Holdings, Inc. (a)	3,300	244,794
Photon Dynamics Inc. (a)	30,000	378,300
Powerchip Semiconductor Corp. - GDR(c)	193,700	1,158,965
Qualcomm Inc.	55,500	2,367,630
Radvision Ltd. (a) *	157,945	3,727,502
Sprint Nextel Corp.	52,800	1,001,088
Symantec Corp. (a)	12,000	207,600
Time Warner, Inc.	132,300	2,608,956
Trident Microsystems, Inc. (a)	11,200	224,672
Yahoo! Inc. (a)	43,100	1,348,599
		28,373,169
Transportation 0.56%
Republic Airways Holdings, Inc. (a)	57,100	1,311,016

Utilities 4.95%
British Energy Group PLC (a)	56,200	538,864
China Coal Energy Co. (a)(c)	124,000	132,514
China Power International Development Ltd.	875,000	424,426
Constellation Energy Group, Inc.	8,000	695,600
Datang International Power Generation Co. Ltd.	1,533,100	1,451,967
DPL, Inc.	36,000	1,119,240
EganaGoldpfeil Holdings Ltd.	530,000	373,072
Huadian Power International Co.	2,230,800	799,417
Huaneng Power International Inc.	2,416,000	2,102,617
ITC Holdings Corp.	18,600	805,194
PNOC Energy Development Corp. (a)(c)	726,400	91,835
PT Astra International Tbk	237,300	343,272

	Shares	Value
Utilities (continued)
Sinopec Shanghai Petrochemical Co. Ltd.	1,600,000	$833,429
Sinotrans Ltd.	1,001,000	400,989
Williams Cos. Inc. *	33,100	942,026
Zhejiang Southeast	761,500	610,723
		11,665,185

TOTAL COMMON STOCK (Cost $232,487,357)		254,309,836

EXCHANGE TRADED FUNDS 3.17%
iShares
MSCI Pacific	4,000	537,760
MSCI Taiwan	88,400	1,229,644
Silver Trust (a)	5,000	667,500
		2,434,904

UltraShort QQQ ProShares	60,900	3,275,811
StreetTRACKS Gold Shares (a)	27,000	1,775,520

TOTAL EXCHANGE TRADED FUNDS (Cost $7,305,774)		7,486,235

PREFERRED STOCK 1.55%
Arch Capital Group Ltd., 7.875%	75,000	1,968,000
Ashford Hospitality Trust, Inc., 8.550%	50,000	1,280,000
Freeport-McMoRan Copper & Gold, Inc., 6.750% (c)	3,900	416,949

TOTAL PREFERRED STOCK (Cost $3,497,500)		3,664,949

SHORT TERM INVESTMENTS 4.53%
JP Morgan Prime	1,682,945	1,682,945
Merrill Lynch Premier Institutional	9,000,000	9,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,682,945)		10,682,945

CLOSED-END FUNDS 0.44%
The Ottoman Fund (a)(c)	515,340	1,049,603

TOTAL CLOSED-END FUNDS (Cost $896,434)		1,049,603

		Principal
Due Date	Coupon	Amount	Value
CORPORATE BONDS 3.62%
Calyon Range Bond
01/29/2022 (c)^	9.300%	$2,500,000	2,485,625
Consolidated Edison Co. of New York, Inc. *
06/15/2036	6.200%	2,000,000	2,084,002
Merrill Lynch & Co. Inc
01/29/2022 (c)^	9.580%	4,000,000	3,965,000

TOTAL CORPORATE BONDS (Cost $8,496,256)			8,534,627

		Principal
Due Date	Coupon	Amount		Value
ASSET/MORTGAGE BACKED SECURITIES 5.82%
Federal Home Loan Bank System (FHLB)
Series 2006-3, Class ZE, 03/25/2036	6.000%	$2,133,972		$2,118,843
Federal Home Loan Mortgage Corporation (FHLMC)
Series 2006-3155, Class SA, 11/15/2035 ^	6.180%	2,008,363		1,948,018
Series 2006-3211, Class LZ, 09/15/2036 *	6.000%	4,121,510		4,108,556
FNR
Series 2006-83, Class HZ, 08/25/2036 *	6.000%	5,561,828		5,549,503

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $13,376,448)				13,724,920

GOVERNMENT & AGENCY OBLIGATIONS 16.52%
Non-U.S. Government Obligations 4.67%
UK Treasury
09/07/2015	4.750%	2,800,000	GBP	5,402,523

Queensland Treasury Corp.
07/14/2009	6.000%	7,000,000	AUD	5,625,254

TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $10,683,057)				11,027,777

U.S. Government Obligations 11.85%
Federal Home Loan Bank System (FHLB)
11/22/2021 ^	8.000%	2,000,000		1,991,100
12/20/2021 ^	7.500%	7,000,000		7,008,750
04/18/2022 (b)^	7.050%	5,000,000		4,885,000

Federal Home Loan Mortgage Corporation (FHLMC)
8/10/2016 ^*	8.550%	7,500,000		7,520,625

U.S. Treasury Bond
08/15/2022 *	7.250%	500,000		625,508
02/15/2025 *	7.625%	4,500,000		5,932,269

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $28,000,918)				27,963,252

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $38,683,975)				38,991,029

	Expiration	Exercise	Number
	Date	Price	of Contracts	Value
PURCHASED OPTIONS 1.21%
iShares Russell 2000 Index Fund	May, 2007	$77	12,000	$1,686,000

S&P 500 Index Option	September, 2007	1,450	120	639,600

S&P 500 Index Option	December, 2007	1,400	120	532,800

TOTAL PURCHASED OPTIONS (Cost $3,939,441)				2,858,400

Total Investments - 144.64% (Cost $319,366,130)				341,302,544

Liabilities in Excess of Other Assets - (4.36)%				(10,299,242)

Liquidation Preference of Auction Market Preferred Shares, Series W28 (including dividends payable on preferred shares) - (40.28)%				(95,041,720)

NET ASSETS - 100.00%				$235,961,582

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number
	Date	Price	of Contracts	Value
PUT OPTIONS WRITTEN
iShares Russell 2000	May, 2007	$72	12,000	$(678,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $1,321,509)				$(678,000)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
American Eagle Outfitters	(72,300)	$(2,168,277)
BJ Services Company	(28,300)	(789,570)
Carmax Inc. (a)	(27,000)	(662,580)
Comerica Inc.	(11,700)	(691,704)
Countrywide Financial	(31,300)	(1,052,932)
Cummins Inc.	(7,000)	(1,013,040)
Dell Inc. (a)	(8,900)	(206,569)
Downey Financial Corp.	(2,400)	(154,896)
Frontline Limited	(26,600)	(944,300)
Greenhill & Co. Inc	(5,400)	(331,506)
Harley-Davidson Inc.	(16,100)	(945,875)

Name	Shares	Value
Holly Corp.	(8,000)	$(474,400)
ICICI Bank Ltd.-Spon ADR	(39,800)	(1,462,650)
Infosys Technologies Ltd. - Spon ADR	(3,300)	(165,825)
iShares FTSE/Xinhua China 25 Index Fund	(23,384)	(2,392,183)
iShares MSCI Brazil	(40,200)	(1,973,820)
iShares Russell 2000 Index Fund	(13,700)	(1,088,465)
iSharesMSCI Emerging Markets	(5,500)	(639,595)
Patterson-UTI Energy Inc.	(28,198)	(632,763)
Polaris Industries Inc.	(76,900)	(3,689,662)
Powershares QQQ Nasdaq 100	(10,000)	(435,300)
Ship Finance International Ltd.	(2,850)	(78,176)
Sina Corp./China (a)	(13,600)	(457,096)
Teekay Shipping Corp.	(5,000)	(270,550)
Thor Industries Inc.	(19,200)	(756,288)
Tidewater Inc.	(22,900)	(1,341,482)
Toro Co.	(46,900)	(2,403,156)
Unit Corp. (a)	(13,000)	(657,670)

TOTAL SECURITIES SOLD SHORT (Proceeds $27,783,310)		$(27,880,330)

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

AUD - Australian Dollar

GBP - United Kingdom Pound

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

(a)	Non-Income Producing Security
(b)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2007, these securities had total value of $6,517,799 or 2.76% of total net assets.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2007, these securities had total value of $10,769,391 or 4.56% of total net assets.

(d)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2007, these securities had total of $605,060 or 0.26% of total net assets.

^	Floating or variable rate security - rate disclosed as of March 31, 2007. Maturity date represents the next reset date.
*	Security, or portion of security, is being held as collateral for written options and/or short sales.

See Notes to Financial Statements

Statement of aSSetS & liabilitieS

March 31, 2007

Assets:
Investments, at value (Cost - see below)	$341,302,544
Cash	12,058,327
Foreign currency, at value (Cost $1,067,787)	1,046,916
Deposit with broker for securities sold short and written options	9,541,241
Dividends receivable	536,778
Interest receivable	558,906
Receivable for investments sold	3,702,509
Other assets	16,489
Total assets	368,763,710

Liabilities:
Securities sold short (Proceeds $27,783,310)	27,880,330
Options written at value (Premiums received $1,321,509)	678,000
Payable for investments purchased	8,851,902
Dividends payable - short sales	20,149
Interest payable - margin account	20,616
Accrued investment advisory fee	204,716
Accrued administration fee	83,349
Accrued trustees fee	10,960
Other payables	10,386
Total Liabilities	37,760,408

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,800 shares issued and outstanding)	95,041,720
Net Assets	$235,961,582
Cost of investments	$319,366,130

Composition of Net Assets:
Paid in capital	200,587,066
Accumulated net investment income	2,288,793
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	10,618,805
Net unrealized appreciation in value of investments, options, securities sold short and foreign currency transactions	22,466,918
Net Assets	$235,961,582

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606
Net asset value per share	$22.61

See Notes to Financial Statements

Statement of oPerationS

For the Year Ended March 31, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $106,049)	$4,272,189
Interest on investment securities (Includes foreign tax reclaim of $111,656)	5,931,228
Interest on margin account	793,342
Total Income	10,996,759

Expenses:
Investment advisory fee	2,663,674
Administration fee	1,084,496
Trustees fee	145,796
Dividend expense - short sales	630,021
Broker/dealer fees	220,019
Tax expense	7,152
Miscellaneous	16,094
Net Expenses	4,767,252

Net Investment Income	6,229,507

Net realized gain (loss) on:
Investment securities	19,188,941
Securities sold short	(2,721,025)
Written options	2,221,312
Foreign currency transactions	(4,700)
Change in unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(16,434,185)
Net gain on investments, options, securities sold short, and foreign currency transactions	2,250,343
Distributions to Preferred Shareholders:
From net investment income	(2,461,753)
From net realized gains	(2,492,392)
Net Increase in Net Assets Attributable to Common Shares from Operations	$3,525,705

See Notes to Financial Statements

Statement of changeS in net aSSetS

		For the
	For the	Period
	Year Ended	June 1, 2005 to
	March 31, 2007	March 31, 2006^
Common Shareholder Operations:
Net investment income	$6,229,507	$5,284,446
Net realized gain (loss) from:
Investment securities	19,188,941	28,851,164
Securities sold short	(2,721,025)	(2,908,623)
Written Options	2,221,312	1,918,175
Foreign currency transactions	(4,700)	(1,485)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(16,434,185)	23,084,556
Distributions to Preferred Shareholders:
From net investment income	(2,461,753)	(2,734,581)
From net realized gains	(2,492,392)	(408,044)
Net increase in net assets attributable to common shares from operations	3,525,705	53,085,608

Distributions to Common Shareholders:
From net investment income	(14,773,186)	(16,148,118)
From net realized gain	(7,344,044)	(992,252)
Net decrease in net assets from distributions	(22,117,230)	(17,140,370)

Capital Share Transactions:
Net asset value of common stock issued to stockholders from reinvestment of dividends	6,199,170	7,148,407
Net increase in net assets from capital share transactions	6,199,170	7,148,407
Net Increase (Decrease) in Net Assets Attributable to Common Shares	(12,392,355)	43,093,645

Net Assets Attributable to Common Shares:
Beginning of period	248,353,937	205,260,292
End of period*	$235,961,582	$248,353,937

* Includes accumulated net investment income (loss) of:	$2,288,793	$(1,348,110)

^       As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

		For the		For the
	For the	Period		Period July 28,
	Year Ended	June 1, 2005 to		2004 (incep) to
	March 31, 2007	March 31, 2006^		May 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$24.42	$20.78		$19.10
Income from investment operations:
Net investment income	1.79	0.92		0.93
Net realized and unrealized gain (loss) on investments	(0.98)	4.75		1.99
Distributions to Preferred Shareholders:
From net investment income	(0.47)	(0.31)		(0.14)
Total from investment operations	0.34	5.36		2.78

Distributions to common shareholders:
From net investment income	(1.44)	(1.05)		(0.93)
From net realized gain	(0.71)	(0.67)		(0.00)
Total distributions to common shareholders	(2.15)	(1.72)		(0.93)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—		(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—		(0.13)
Total capital share transactions	—	—		(0.17)
Net asset value - end of period	$22.61	$24.42		$20.78
Market price - end of period	$20.82	$23.99		$22.59

Total Investment Return - Net Asset Value (1)	1.59%	25.99%		13.89%
Total Investment Return - Market Price (1)	(4.77)%	13.85%		18.24%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$235,962	$248,354		$205,260
Ratio to average net assets attributable to common shareholders:
Net expenses(3)	2.02%	2.07	%(2)	1.89	%(2)
Net expenses excluding dividends on short sales(3)	1.75%	1.83	%(2)	1.54	%(2)
Net investment income(3)	2.63%	2.73	%(2)	1.23	%(2)
Preferred share dividends	2.10%	1.62	%(2)	0.82	%(2)
Portfolio turnover rate	187%	182%		236%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$95,042	$95,051		$95,050
Total shares outstanding (000)	3.8	3.8		3.8
Asset coverage per share(4)	$87,106	$90,370		$79,029
Liquidation preference per share	$25,000	$25,000		$25,000
Average market value per share(5)	$25,000	$25,000		$25,000

(1)   Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10.Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results

(2)   Annualized

(3)   Ratios do not reflect dividend payments to preferred shareholders.

(4)   Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding

(5)   Based on monthly prices.

^      As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

1.              SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of March 31, 2007 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2006	—	$—
Positions opened	8,750	253,354
Expired	(5,000)	(177,719)
Closed	(3,750)	(75,635)
Outstanding, March 31, 2007	—	$—
Market Value, March 31, 2007		$—

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2006	12,200	$491,939
Positions opened	46,000	4,883,676
Expired	(30,900)	(1,796,784)
Closed	(15,300)	(2,257,322)
Outstanding, March 31, 2007	12,000	$1,321,509
Market Value, March 31, 2007		$(678,000)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: Certain prior period amounts have been reclassified to conform to the current year presentation format.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2.              TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2007 and March 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$17,234,939	$18,882,699
Long-Term Capital Gain	9,836,436	1,400,296
Total	$27,071,375	$20,282,995

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2007, certain differences were reclassified. The Fund decreased accumulated net investment loss by $17,134,727, decreased accumulated net realized gain by $17,134,730 and increased paid in capital by $3. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$6,961,453
Accumulated net realized gain	7,620,961
Unrealized appreciation	21,067,231
Other Cumulative Effect of Timing Differences	(275,129)
Total	$35,374,516

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2007, were as follows:

Gross appreciation (excess of value over tax cost)	$26,082,254
Gross depreciation (excess of tax cost over value)	(5,545,527)
Net unrealized appreciation	$20,536,727
Cost of investments for income tax purpose	$320,765,817

3.              CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,434,606 common shares outstanding on March 31, 2007, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Period Ended
	March 31, 2007	March 31, 2006
Common shares outstanding - beginning of period	10,169,924	9,877,834
Common shares issued as reinvestment of dividends	264,682	292,090
Common shares outstanding - end of period	10,434,606	10,169,924

Preferred Shares: On September 15, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has one series of Auction Market Preferred Shares (“AMPS”), W28. On December 1, 2004, the Fund issued 3,800 shares of AMPS with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of March 31, 2007, the annualized dividend rate for the AMPS was 5.27%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.              PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2007 aggregated $597,001,174 and $602,944,372, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2007 aggregated $29,575,220 and $19,696,602, respectively.

5.              INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.              OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

March 31, 2007 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in

Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2006 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2007 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2007.

Dividends Received Deduction	8.20%
Qualified Dividend Income	10.60%

TRUSTEES & OFFICERS

March 31, 2007 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.

3

Edmund J. Burke Age - 46 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer And President/Since Inception Trustee/Since July 12, 2006	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, and President and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All Star Funds.	3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Jeremy O. May Age - 37 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Liberty All Star Funds, Financial Investors Variable Insurance Trust and Financial Investors Trust.

N/A

Kimberly R. Storms Age - 34 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Vice President and Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Liberty All Star Funds, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During past 5	Fund Complex
	Length of Time	years* and other Directorships Held	Overseen by
Name, Age and Address	Served	by Trustee	Trustee
Erin Douglas* Age - 30 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Equity Fund and Clough Global Opportunities Fund.

N/A

Michael T. Akins* Age - 30 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-president and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund.

N/A

*Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During past	Fund Complex
	Length of Time	5 years* and other Directorships	Overseen by
Name, Age and Address	Served	Held by Trustee	Trustee
Andrew C. Boynton Age - 51 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

Robert Butler Age - 66 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently Chairman and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Adam Crescenzi Age - 64 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategie committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 63 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Richard C. Rantzow Age - 68 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/Since July 12, 2006	Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Vice-Chairman and a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rantzow is also a Trustee of Liberty All Star Funds.	3

Jerry G. Rutledge Age - 62 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund.	3

INTENTIONALLY LEFT BLANK

CLOUGH GLOBAL ALLOCATION FUND 1290 Broadway, Suite 1100
Denver, CO 80203
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

(a)            The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)           Not Applicable.

(c)            During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)           During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)            Not Applicable.

(f)              The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2007 and the period from June 1, 2005 through March 31, 2006 were $26,000 and $25,000, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2007 and $0 for the period from June 1, 2005 through March 31, 2006.

(c)                                  Tax Fees:  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,550 in 2007 and $3,605 for the period from June 1, 2005 through March 31, 2006.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $8,000 in 2007 and $7,000 for the period from June 1, 2005 through March 31, 2006.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for the period from June 1, 2005 through March 31, 2006.

(h)                                 Not applicable.

Item 5.      Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2007

Name	Title	Length of Service	Business Experience: 5 Years
Charles I Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2004	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seven years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2004	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over seven years.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2004

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.

(a)(2)

As of March 31, 2007, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

Eric A. Brock	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

James E. Canty	3 Accounts $2,658.8 million Total Assets	3 Accounts $361.4 million Total Assets	3 Accounts $149.5 million Total Assets	See below (2)

(1) Advisory fee based in part on performance of accounts.

(2) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2007.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2007.

Portfolio Manager	Dollar Range of Global Allocation Securities Held in Registrant (1)
Charles I. Clough, Jr.	$100,001 – $500,000
Eric A. Brock	$1 – $10,000
James E. Canty	$10,001 – $50,000

(1)          This information is as of March 31, 2007.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex-99.Codeeth.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 8, 2007

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 8, 2007